SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     September 23, 2005

TMSF HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

000-28325	87-0642252
(Commission File Number)	(IRS Employer Identification No.)

727 West Seventh Street Suite 850, Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

(213) 234-2400

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On September 23, 2005, TMSF Holdings, Inc., a residential mortgage lender announced that its Board of Directors has unanimously approved a plan to restructure its business operations to allow it to qualify and elect to be taxed as a real estate investment trust, or a REIT.  The plan is subject to final Board approval of certain legal, accounting and financial matters as well as shareholder approval.

A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

Exhibit No.	Description
99.1	Press Release, dated September 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2005	TMSF HOLDINGS, INC.

By: /s/ Raymond Eshaghian
Name Raymond Eshaghian
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 23, 2005